                            EXHIBIT 1.1
                            ___________

                     BRADLEY REAL ESTATE, INC.

            $100,000,000 OF ___% SENIOR NOTES DUE 2004


                      UNDERWRITING AGREEMENT
                      ______________________

November __, 1997


PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, New York 10019

Dear Ladies and Gentlemen:

          Bradley Real Estate, Inc., a Maryland corporation (the "Company") and Bradley Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership" and together with the Company, the "Transaction Entities"), confirm their agreement with PaineWebber Incorporated, BT Alex. Brown, Salomon Brothers Inc. and First Chicago Capital Markets, Inc., (the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 9 of this Agreement), with respect to the sale by the Operating Partnership and the purchase by the Underwriters, acting severally and not jointly, of $100,000,000 aggregate principal amount of its [____]% Senior Notes due 2004 (the "Securities"), as further described on SCHEDULES A AND C hereto.

          Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus (as herein defined):

          1. DESCRIPTION OF SECURITIES. The Operating Partnership proposes to issue and sell to the Underwriters the Securities to be issued under an Indenture, dated [__________], 1997 (the "Senior Indenture"), as supplemented by Supplemental Indenture No. 1 thereto to be dated November [__], 1997 (the "Supplemental Indenture" and, together with the Senior Indenture, the "Indenture") between the Operating Partnership and LaSalle National Bank, as trustee (the "Trustee").

          2. REPRESENTATIONS AND WARRANTIES OF THE TRANSACTION ENTITIES. Each of the Transaction Entities, jointly and severally, represents and warrants to you and the Underwriters as follows:




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                         (a)  A  registration statement on Form  S-3  (File
     No. 333-36577) with respect to the Securities being offered by the Operating Partnership, including a prospectus, has been prepared by the Transaction Entities in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and
     regulations   of   the   Securities   and  Exchange  Commission   (the
     "Commission") thereunder (the "1933 Act Rules and Regulations"), has been filed with the Commission and has been declared effective. Such registration statement and prospectus may have been amended or supplemented prior to the date of this Underwriting Agreement; any such amendment or supplement was so prepared and filed, and any such
     amendment  filed  after  the  effective   date  of  such  registration
     statement has been declared effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Securities being offered by the Operating Partnership and additional information concerning the Operating Partnership and its business has been or will be so prepared and will be filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the 1933 Act Rules and Regulations). Copies of such
     registration  statement  and  prospectus,   any   such  amendments  or
     supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Underwriting Agreement have been delivered or made available to you
     and  your counsel.   Such  registration  statement,  as  it  may  have
     heretofore  been  amended,  is referred to herein as the "Registration
     Statement,"  and  the  final  form   of  prospectus  included  in  the
     Registration Statement, as supplemented  by the Prospectus Supplement,
     is referred to herein as the "Prospectus."   Any  reference  herein to
     the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement"
     with  respect  to  the  Registration   Statement,  Prospectus  or  any
     preliminary prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Underwriting Agreement, all references to the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical to any Prospectus delivered to you for use in connection with the offering of the Securities by the Operating Partnership.


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                         (b)  The    Registration    Statement    and   the
     Prospectus, at the time the Registration Statement became effective and at each time thereafter at which an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K was filed by either of the Transaction Entities with the Commission, complied, and as of each applicable Representation Date (as herein defined) will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Rules and Regulations; the Indenture, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined) conformed or will conform in all material respects with the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the "TIA"); the Registration Statement, at the time it became effective and at each time thereafter at which a Quarterly Report on Form 10-Q or a Current Report on Form 8-K was filed by either of the Transaction Entities with the Commission, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K is filed by either of the Transaction Entities with the Commission and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date hereof, does not, and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to
     (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification under the TIA (the "Form T-1") and (ii) statements in or omissions from the Registration Statement or Prospectus relating to you and made in reliance upon and in conformity with information furnished to the Transaction Entities in writing by you expressly for use in the Registration Statement or Prospectus.

                         (c) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply, as the case may be, in all material respects with the requirements of the Securities and Exchange Act of 1934 (the "1934 Act") and the rules and regulations of the Commission thereunder (the "1934 Act Rules and Regulations"), and, when read together with the other information in the Registration Statement and the Prospectus, at the time the Registration Statement became effective, as of each Representation Date or during the period specified in Section 4(c) hereof, did not and will not include an untrue statement of a material fact or omit to


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     state  a  material  fact required to be stated therein or necessary in
     order  to  make  the  statements   therein,   in   the  light  of  the
     circumstances under which they were made, not misleading.

                         (d)  The  financial  statements of  the  Operating
     Partnership set forth or incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Operating Partnership as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied through the periods involved (except as otherwise stated therein). The summary financial, pro forma financial and statistical data included or incorporated by reference in the
     Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. No other financial statements are required to be set forth in the Registration Statement or the Prospectus under the 1933 Act or the 1933 Act Rules and Regulations.

                         (e) The only subsidiaries (as defined in the 1933 Act Rules and Regulations) of the Transaction Entities are the subsidiaries listed on SCHEDULE B hereto (the "Subsidiaries"). Each of the Transaction Entities and each of their Subsidiaries has been duly incorporated or formed, as the case may be, and is an existing corporation or general or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. Each of the Transaction Entities and each of its Subsidiaries has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of either of the Transaction Entities; and, other than the Subsidiaries, the Transaction Entities own no material amounts of stock or beneficial interest in any corporation, partnership, joint venture or other business entity and do not own 10% or more of the outstanding voting stock of any entity separately taxable as a corporation under the Internal Revenue Code of 1986, as amended (the "Code").

                         (f) All of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, [other than _____________], and is wholly owned by one or both of the Transaction Entities, directly or through subsidiaries, free and clear


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     of any security interest, mortgage,  pledge,  lien, encumbrance, claim
     or  equity.   All  of  the  partnership  interests  of  the  Operating
     Partnership have been duly and validly authorized and issued and are fully paid and approximately 95% of such partnership interests are owned of record and beneficially by the Company, free and clear of all liens, encumbrances, equities or claims.

                         (g) The Securities will be as of the Closing Date duly authorized by the Operating Partnership for issuance and sale pursuant to this Underwriting Agreement and the Indenture; and when duly authenticated and delivered by the Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), and delivered to, and paid for by, the Underwriters pursuant to this Underwriting Agreement, the Securities will be valid and legally binding obligations of the
     Operating Partnership entitled to the benefit of the Indenture and will be enforceable against the Operating Partnership in accordance with their terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors'
     rights and remedies generally, (b) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law) and (c) the discretion of the court before which any proceeding therefor may be brought (clauses (a), (b) and (c) are collectively referred to as the "Enforceability Limitations"); the Indenture has been duly qualified under the TIA and prior to the issuance of the Securities will be duly authorized, executed and delivered by the Operating Partnership, and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, subject to the Enforceability Limitations; the Securities and the Indenture will conform in all material respects to the statements relating thereto contained in the Prospectus; and the Securities are, in all material respects, in the form contemplated by the Indenture.

                         (h)  Except  as  contemplated  in  the Prospectus,
     subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Transaction Entities have not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Transaction Entities on a consolidated basis, and there has not been any material change in the capital stock, short-term debt or long-term debt of the Transaction Entities, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Transaction Entities on a consolidated basis.


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                         (i)  Except as  set forth in the Prospectus, there
     is not pending or, to the knowledge of the Transaction Entities, threatened any action, suit or proceeding to which any of the
     Transaction  Entities   is   a  party,  before  or  by  any  court  or
     governmental agency or body, that might result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Transaction Entities, or might materially and adversely affect the properties or assets thereof.

                         (j) There are no contracts or documents of the Transaction Entities that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the 1933 Act or the 1934 Act or by the 1933 Act or 1934 Act Rules and Regulations that have not been so filed.

                         (k) The Agreement has been duly executed, delivered and performed by each of the Transaction Entities, and the Indenture has been duly authorized, executed delivered and performed by the Operating Partnership. The execution of this Agreement and the Indenture and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which either of the Transaction
     Entities is a party or by which it is bound or to which any of the property of either of the Transaction Entities is subject, the charter or by-laws of either of the Transaction Entities, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either of the Transaction Entities or any of their properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Indenture in connection with the issuance or sale of the Securities by the Operating Partnership, except such as may be required under the 1933 Act, the TIA or state securities laws; and the Operating Partnership has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement and the Indenture, free of any preemptive rights.

                         (l) The Transaction Entities have complied in all respects with all laws, regulations and orders applicable to them or their respective businesses; Neither of the Transaction Entities are in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond debenture, note agreement or the evidence of indebtedness, lease, contract or other agreement or instrument to which either of the Transaction Entities are a party or by which either of the Transaction Entities or any of their properties are bound, violation of which would individually or in the aggregate


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     have a material  adverse  effect  on  the Transaction Entities, and no other party under any such agreement or instrument to which either of the Transaction Entities is a party, to the knowledge of the Transaction Entities, in default in any material respect thereunder; and neither of the Transaction Entities are in violation of their respective charter documents.

                         (m) Except as described in the Prospectus, and except for defects or exceptions that are not material in relation to the business of the Transaction Entities, their Subsidiaries and Related Entities (as defined below): the Transaction Entities, each of their Subsidiaries and any partnership or joint venture in which such party is a participant (a "Related Entity") have good and marketable title to all properties. If there are any liens, charges, encumbrances, claims or restrictions affecting the properties and the assets of any Transaction Entity, they are disclosed in the Prospectus; the Transaction Entities, their Subsidiaries and Related Entities have valid, subsisting and enforceable (subject to limitations on enforceability of the type set forth in the following
     Section 2(w) below) leases for the properties described in the Prospectus as leased by them; no tenant under any of the leases pursuant to which the Transaction Entities, their Subsidiaries and Related Entities lease their properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties of the Transaction Entities, their Subsidiaries and Related Entities complies in all material respects with all applicable codes and zoning laws and regulations; the Transaction Entities, their Subsidiaries and Related Entities have no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties of the Transaction Entities, their Subsidiaries or Related Entities; and the Transaction Entities, their Subsidiaries and Related Entities have no knowledge of any pending or threatened proceeding or action that will in any manner materially affect the size of, use of, improvements on, construction on, or access to any of the properties of the Transaction Entities, their Subsidiaries or Related Entities.

                         (n) Title insurance in favor of the mortgagee, the Transaction Entities, their Subsidiaries and Related Entities is maintained with respect to each of the properties owned by the Transaction Entities, their Subsidiaries and Related Entities in an amount at least equal to the greater of (i) the cost of acquisition of such property and (ii) the cost of construction by the Transaction Entities, their Subsidiaries or Related Entities of the improvements located on such property (measured at the time of such construction), except, in each case, where the failure to maintain such title


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     insurance would not have a material adverse  effect  on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Transaction Entities, their Subsidiaries and Related Entities taken as a whole.

                         (o) The mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible, nor do the Transaction Entities or their Subsidiaries hold a participating interest therein.

                         (p) Except as set forth in the Prospectus, none of the Transaction Entities has any knowledge of (i) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by each of them, or (ii) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Transaction Entities taken as whole. In connection with the construction on or operation and use of the properties owned by the Transaction Entities, each of the Transaction Entities represents that, as of the date of this Agreement, it has no knowledge of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, sale, storage, handling, transport and disposal of any Hazardous Materials, which failure would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Transaction Entities taken as a whole.

                         (q) Property and casualty insurance in favor of each of the Transaction Entities and each of their Subsidiaries is maintained with respect to each of the properties owned by each of them in an amount and on such items as is reasonable and customary for businesses of this type.

                         (r) Each Transaction Entity has filed all federal, state and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due.

                         (s) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Operating Partnership of this


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     Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect.

                         (t) Each Transaction Entity holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of its business; and neither of the Transaction Entities have infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Operating Partnership as a whole.

                         (u)  For  all applicable tax years as to which the
     Company's tax returns are subject to audit and the Company is subject to assessment for taxes reportable therein, the Company has continuously been organized and operating in conformity with the requirements for qualification as a real estate investment trust under the Code. The Company's method of operation will permit it to continue to meet the requirements for taxation as a real estate investment trust under the Code. The Company has no intention of changing its operations or engaging in activities which would adversely affect its ability to qualify, or make economically undesirable its continued qualification as, a real estate investment trust.

                         (v) Neither Transaction Entity or any of their subsidiaries, is an "investment company" within the meaning of the Investment Operating Partnership Act of 1940, as amended.

                         (w) Each of the partnership and joint venture agreements to which either of the Transaction Entities is a party, and which relates to real property described in the Prospectus, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and the executing, delivery and performance of any of such agreements did not and will not, at the time of execution and delivery, and does not and will not constitute a breach of, or a default under, the charter, partnership agreement or bylaws of either of the Transaction Entities or any material contract, lease or other instrument to which the Operating Partnership or any of its Subsidiaries is a party or to which any of their property may be bound or any law, administrative regulation or administrative or court decree.

          3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements contained herein, but


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subject  to  the terms and  conditions  set  forth  herein,  the  Operating
Partnership agrees to issue and sell the Securities to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Operating Partnership the respective principal amount of Securities set forth on SCHEDULE C hereto at the purchase price set forth on SCHEDULE A hereto plus accrued interest, if any, from the date specified on SCHEDULE A hereto to the date of payment and delivery.

          The Operating Partnership understands that the Underwriters intend (i) to make a public offering of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          Payment for the Securities shall be made to the Operating Partnership or to its order in immediately available funds in the amount, on the date and at the time and place set forth on SCHEDULE A hereto (or at such other time and place on the same or such other date, not later than the third Business Day thereafter, as you and the Operating Partnership may agree in writing). Such payment will be made upon delivery to you of the Securities registered in such names and in such denominations as you shall request not less than two full Business Days prior to the date of delivery, with transfer taxes, if any, payable in connection with transfer to the Underwriters duly paid by the Operating Partnership. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date." The Securities will be delivered through the book entry facilities of The Depository Trust Company ("DTC") and will be made available for inspection by you by 1:00 P.M. New York City time on the Business Day prior to the Closing Date at such place in New York City as you, DTC and the Operating Partnership shall agree.

          4.   COVENANTS.   Each  of  the  Transaction Entities jointly and
severally covenants and agrees to:

                         (a)  Cause the Prospectus  Supplement  to be filed
     as required by Section 2(a) hereof (but only if you or your counsel have not reasonably objected thereto by notice to the Transaction Entities after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing. During the period in which a prospectus relating to the Securities is required to be delivered under the 1933 Act, each of the Transaction Entities will notify you immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any amendment or supplement to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus and (iv) any request by the Commission for any amendment to the Registration

     Statement or any amendment or supplement to the Prospectus or for additional information. In addition, the Operating Partnership will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus that, in your opinion or the opinion of your counsel, may be necessary or advisable in connection with your distribution of the Securities;

                         (b) Notify you immediately, and confirm such notice in writing, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (ii) any change in the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Transaction Entities or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Operating Partnership. Each of the Transaction Entities will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment;

                         (c) Give you advance notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, and will furnish to you copies of any such amendment or supplement or other documents proposed to be filed or used a reasonable time in advance of such proposed filing or use, as the case may be, and will not file any such amendment or supplement or other documents in a form to which you or counsel for you shall reasonably object;

                         (d) Deliver to you as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you reasonably request. The Transaction Entities will furnish to you as many copies of the Prospectus (as amended or supplemented) as you reasonably request so long as you are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Securities;

                         (e) Amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser of Securities sold by the Underwriters hereunder, or if it shall be necessary, in the opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Rules and Regulations, the Transaction Entities shall give immediate notice, confirmed in writing, to the Underwriters to cease the solicitation of offers to purchase any of the Securities, and the Operating Partnership will promptly amend the Registration Statement and the Prospectus, whether by filing documents pursuant to the 1934 Act or the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for you or counsel for the Operating Partnership, to amend or supplement the Prospectus;

                         (f) Furnish such information to you, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Operating Partnership with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, such information to you, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Rules and Regulations;

                         (g) Furnish such information to you, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Operating Partnership for the preceding fiscal year, confirmed in writing, and shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Rules and Regulations;

                         (h) Make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 of the 1933 Act Rules and Regulations) covering each twelve month period beginning, in each case, not later than the first day of the Operating Partnership's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Securities;

                         (i) Endeavor, in cooperation with you, to file any notices or other documents required with respect to the offer and sale of the Securities under the applicable securities laws of such states and other jurisdictions of the United States as you may designate; PROVIDED, HOWEVER, that the Operating Partnership shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Operating Partnership will promptly advise you of the receipt by the Operating Partnership of any notification by any governmental authority responsible for administering such laws with respect to the Securities in any such state or jurisdiction;

                         (j) File all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Rules and Regulations, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Securities;

                         (k) Cause all affiliated purchasers within the meaning of Rule 100 of Regulation M under the 1934 Act to, comply with Regulation M under the 1934 Act, during the term of this Agreement;

                         (l) Use, in the case of the Company, its best efforts to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which sales of the Securities are to occur, unless otherwise specified in the Prospectus; and

                         (m) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, (i) pay the costs and charges of any transfer agent or registrar, as well as the cost of preparing stock certificates, (ii) pay all other expenses incident to the performance of its obligations hereunder, including, but not limited to, the expenses of printing all documents relating to the offering and (iii) reimburse the Underwriters for any filing fee of the NASD relating to the Securities. If the sale of Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Operating Partnership to perform any of its obligations hereunder, or because any other condition of your obligations hereunder required to be fulfilled by the Operating Partnership is not fulfilled, the Operating Partnership will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Operating Partnership shall not in any event be liable to the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

          5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS AT THE CLOSING. The Underwriters' obligation to purchase and pay for the Securities at the Closing as provided herein shall be subject to the accuracy of the representations and warranties of the Transaction Entities herein and to the performance by each Transaction Entity of its obligations hereunder and to the following additional conditions:

                         (a)  You   shall  have  received  the  opinion  of
     Goodwin, Procter & Hoar LLP, counsel for the Operating Partnership, dated the Closing Date, to the effect that:

                              (i) Each of the Transaction Entities and each of their Subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or general or limited partnership, as the case may be, and in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, has full power and authority to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to a business, properties, financial position or results of operations of the Transaction Entities taken as a whole;

                              (ii) All of the partnership interests of the Operating Partnership owned by the Company are owned by the Company free and clear of all liens, charges and encumbrances;

                              (iii) The Registration Statement has become effective under the 1933 Act and the Prospectus Supplement has been filed as required by Section 2(a) hereof; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of such counsel or of either of the Transaction Entities, threatened by the Commission;

                              (iv) Each part of the Registration Statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Rules and Regulations; and such counsel has no reason to believe that either any part of the Registration Statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the 1933 Act or were filed with the Commission under the 1934 Act, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the 1933 Act or 1934
          Act Rules and Regulations, as applicable; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any other documents mentioned in this clause;

                              (v)  The descriptions in the Registration
          Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the 1934 Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                              (vi) The Operating Partnership has the corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Operating Partnership; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Operating Partnership is a party or by which it is bound or to which any of the property of the Operating Partnership is subject, the Operating Partnership's charter or by-laws, or any order, rule or regulation known to such counsel of any court of governmental agency or body having jurisdiction over the Operating Partnership or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Operating Partnership, except such as have been obtained under the 1933 Act and such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters;

                              (vii) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under and by virtue of the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland and as a foreign trust or corporation in those jurisdictions listed in such opinion, and has all trust power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement;

                              (viii)  None of the Transaction Entities or
          their subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                              (ix) The Operating Partnership is classified as a partnership (and is not taxed as a corporation) for federal income tax purposes; and

                              (x) The Operating Partnership is eligible to use a Form S-3 Registration Statement under the 1933 Act Rules and Regulations.

                         (b) You shall have received from Rogers & Wells, your counsel, such opinion or opinions, dated the Closing Date, with respect to the organization of each of the Transaction Entities, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                         (c) At the time of execution of this Agreement and at the Closing Date, you shall have received a letter from KPMG Peat

     Marwick LLP, dated at the date of delivery thereof, to the effect set forth in EXHIBIT I hereto.

                         (d) You shall have received from each of the Transaction Entities a certificate, signed by the president or a vice president and by the principal financial or accounting officer of the Transaction Entity, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                              (i) The representations and warranties of the Transaction Entities in this Agreement are true and correct, as if made at and as of the Closing Date, and the Transaction Entities has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                              (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened, by the Commission; and

                              (iii)  Since the effective date of the
          Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the 1934 Act and the 1934 Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed.

                         (e) (i) None of the Transaction Entities or their Subsidiaries or any Property shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of either Transaction Entity or any change, or any development involving a prospective change, in or affecting any Property Affiliate or Property or the general affairs, management, financial position, shareholders' equity or results of operations of either Transaction Entity, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
     (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

                         (f) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

                         (g) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Operating Partnership's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Operating Partnership's debt securities.

                         (h) On the date hereof and on the Closing Date, counsel to you shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of Securities as herein contemplated shall be satisfactory in form and substance to you and to counsel to you.

                         [(i) To the extent required by its rules, the NASD shall have approved the underwriting terms and arrangements and such approval shall not have been withdrawn or limited.]

                         (j) All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel. The Operating Partnership will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request and the Operating Partnership shall furnish to you such further certificates and documents as you shall have reasonably requested.

          6.   INDEMNIFICATION AND CONTRIBUTION.

                         (a) The Transaction Entities jointly and severally will indemnify and hold harmless each Underwriter and its directors, officers, employees and agents and each person, if any, who controls each Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which an Underwriter, or any such person, may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the 1934 Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Operating Partnership or based on written information furnished by or on behalf of the Operating Partnership filed in any jurisdiction in order to qualify the
     Securities under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by an Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Transaction Entities shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by an Underwriter through gross negligence or willful misconduct); provided that the Transaction Entities will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to an Underwriter furnished in writing to the Transaction Entities by an Underwriter expressly for inclusion in the Registration Statement or the Prospectus.

                         (b) The Underwriters will indemnify and hold harmless each Transaction Entity, its officers and employees, each of its trustees and, each person, if any, who controls each Transaction Entity within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each partner of the Transaction Entities and each officer of the Transaction Entities who signs the Registration Statement to the same extent as the foregoing indemnity from the Transaction Entities to the Underwriters, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to an Underwriter furnished in writing to the Transaction Entities by an Underwriter expressly for use in the Registration Statement or the Prospectus. This indemnity will be in addition to any liability that the Underwriters might otherwise have; PROVIDED, HOWEVER, that in no case shall the Underwriters be liable or responsible for any amount in excess of the underwriting discounts and commissions received by the Underwriters.

                         (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes a unconditional release of each indemnified party form all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 6(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Transaction Entities or the Underwriters, the Transaction Entities and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Transaction Entities from persons other than the Underwriters, such as persons who control the Transaction Entities within the meaning of the 1933 Act and officers of the Transaction Entities who signed the Registration Statement, who also may be liable for contribution) to which the Transaction Entities and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other. The relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transaction Entities bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Transaction Entities, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts, commissions and other compensation received by the Underwriters and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
     Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
     Section 6(d), any person who controls a party to this Agreement within the meaning of the 1933 Act will have the same rights to contribution as that party, and each officer of the Transaction Entities who signed the Registration Statement will have the same rights to contribution as the Transaction Entities, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                         (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Transaction Entities contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by the Underwriters or on their behalf, (ii) acceptance of the Securities and payment therefore or (iii) any termination of this Agreement.

          7. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (i) upon the execution hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission.

          8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Transaction Entities contained herein or in certificates delivered pursuant hereto, and the Underwriters' agreements contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling persons, or the Transaction Entities or any of its officers or any controlling persons, and shall survive delivery of and payment for the Securities hereunder.

          9. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If, on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities that the defaulting Underwriter agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Securities set forth opposite the name of each remaining non-defaulting Underwriter in SCHEDULE A hereto bears to the total aggregate principal amount of Securities set forth opposite the names of all the remaining non-defaulting Underwriters in SCHEDULE A hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on the Closing Date if the total aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total aggregate principal amount of Securities to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the aggregate principal amount of Securities which it agreed to purchase on the Closing Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on the Closing Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Transaction Entities, except that the Transaction Entities will continue to be liable for the payment of expenses to the extent set forth in Sections 4 and 6. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in SCHEDULE A hereto who, pursuant to this Section 9, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Transaction Entities for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Operating Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          10. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Operating Partnership prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 5(e) or 5(f) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

          11. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Operating Partnership shall fail to tender the Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Transaction Entities to perform any agreement on their part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Transaction Entities is not fulfilled, the Transaction Entities will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Transaction Entities shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Transaction Entities shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          12. NOTICES. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered, telexed or telecopied and confirmed to you at 1285 Avenue of the Americas, New York, New York 10019, c/o Real Estate Investment Banking, attention: David R. Jarvis (phone 212-713-7911; fax 212-713-7949), (with a copy to Jay L.
Bernstein, Esq., c/o Rogers & Wells, 200 Park Avenue, New York, New York 10166, phone 212-878-8527; fax 212-878-8375), or if sent to the Operating
Partnership, shall be mailed, delivered, telexed or telecopied and confirmed to Thomas P. D'Arcy, CEO, or Irving E. Lingo, Jr., CFO, Bradley Real Estate, Inc., 40 Skokie Boulevard, Suite 600, Northbrook, Illinois 60062 (phone 847-272-9800; fax 847-480-1893) (with copy to William B. King,
P.C., c/o Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109; phone 617-570-1530; fax 617-570-8150). Any party to this Underwriting Agreement may change such address for notices by sending to the other party to this Underwriting Agreement written notice of a new address for such purpose.

          13. PARTIES. This Agreement shall inure to the benefit of, and be binding upon, the Transaction Entities and the Underwriters and our respective successors and the controlling persons and officers referred to in Section 6(a) hereof, and no other person will have any right or obligation hereunder.

          14.  APPLICABLE  LAW.   This  Underwriting  Agreement   shall  be
governed by, and construed in accordance with, the laws of the State of New
York.

                              Very truly yours,

                              BRADLEY REAL ESTATE, INC.


                              By:______________________________________________
                                 Name:
                                 Title:


                              BRADLEY OPERATING LIMITED PARTNERSHIP


                              By:______________________________________________
                                 Name:
                                 Title:



ACCEPTED as of the date first above
  written

PAINEWEBBER INCORPORATED


By:____________________________________
   Name:     David R. Jarvis
   Title:    Managing Director

For itself and on behalf of the Underwriters

                             EXHIBIT I

                    FORM OF KPMG COMFORT LETTER

                            SCHEDULE A
                            __________


                                      Principal Amount
UNDERWRITERS                            OF 2004 NOTES
____________                          _________________

PaineWebber Incorporated               $ [_____]
BT Alex. Brown                           [_____]
Salomon Brothers Inc.                    [_____]
First Chicago Capital Markets, Inc.      [_____]

     Total                             $100,000,000

                              SCHEDULE B
                              __________

                      LIST OF SUBSIDIARIES OF THE
                         TRANSACTION ENTITIES

                              SCHEDULE C
                              __________


SENIOR NOTES DUE 2004
_____________________

Principal Amount                   $100,000,000.00
Coupon:                            [___]%
Settlement Date:                   [________], 1997

Price to Public:                   [____]%
Price to Public:                   $[_______]

Underwriting Discount:             [____]%
Underwriting Discount:             $[_____]

Price to Underwriter:              [_____]%
Proceeds to the Company            $[_______]

Maturity Date:                     [_______], 2004



2004 NOTES
__________

Total Price to Public:             $[_________]
Total Underwriting Discount:       $[_________]
Total Proceeds to the Company:     $[_________]




                                            C-1